Pioneer Select Mid Cap Growth Fund
Class A Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
PGOFX	GOFCX	PSMKX	PGRRX	GROYX
Summary Prospectus  |  April 1, 2021
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at https://www.amundi.com/usinvestors/Resources/Download-Literature. You also can obtain this information at no cost by calling 1-800-225-6292 or by sending an email request to US.AskAmundiUS@amundi.com. The fund’s current prospectus and statement of additional information, dated April 1, 2021, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated November 30, 2020, are incorporated by reference into this summary prospectus.
Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are made available on the fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the fund, you can inform the fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Pioneer funds complex if you invest directly.

Summary Prospectus
Investment objective
Long-term capital growth.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the “Sales charges” section of the prospectus beginning on page 41, the “Intermediary defined sales charge waiver policies” section of the prospectus beginning on page 79, and the “Sales charges” section of the statement of additional information beginning on page 49. If you invest in Class K shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.
Shareowner fees
(fees paid directly from your investment)
	Class A	Class C	Class K	Class R	Class Y
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None[1]	1%	None	None	None
Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class K	Class R	Class Y
Management Fees	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses	0.17%	0.22%	0.07%	0.36%	0.19%
Total Annual Fund Operating Expenses	1.01%	1.81%	0.66%	1.45%	0.78%
1	Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See “Sales charges.”

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you redeem your shares				If you do not redeem your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$672	$878	$1,101	$1,740	$672	$878	$1,101	$1,740
Class C	284	569	980	2,127	184	569	980	2,127
Class K	67	211	368	822	67	211	368	822
Class R	148	459	792	1,735	148	459	792	1,735
Class Y	80	249	433	966	80	249	433	966
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 83% of the average value of its portfolio.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($64.45 billion as of February 28, 2021) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($61.95 billion as of February 28, 2021), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund’s investments will not be confined to securities issued by companies included in the

Summary Prospectus
index. For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as funds that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The fund may invest in initial public offerings of equity securities.
The fund may invest in securities of issuers in any industry or market sector. The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities, and securities in default.
The fund may invest up to 20% of its net assets in REITs.
The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.
The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.
The fund uses a “growth” style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the fund’s investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.
The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.

Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public health issues, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.

Summary Prospectus
Recent events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
Mid-size companies risk. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Growth style risk. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and data used by the adviser.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the fund’s interest in the issuing company.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed

Summary Prospectus
income securities and could also result in increased redemptions from the fund. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the fund's investments.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Industries in the technology segment, such as information technology, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.
Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
Derivatives risk. Using stock index futures and options and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Summary Prospectus
Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Some securities and derivatives held by the fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The fund's past performance
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell Midcap Growth Index, a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies.
You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual-Funds or by calling 1-800-225-6292.
The fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the predecessor fund) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history have become the performance and financial history of the fund. The performance of Class A, Class C and Class Y shares of the fund includes the performance of the applicable class of shares of the predecessor fund prior to the reorganization (which reflects any applicable fee waivers or expense reimbursements), and has not been restated to reflect any differences in expenses.
The predecessor fund did not offer Class R shares. The performance of Class R shares of the fund is the performance of the predecessor fund's Class A shares prior to the reorganization (which reflects any applicable fee waivers or expense reimbursements), restated to reflect the higher distribution and service fees of Class R shares (but not other differences in expenses). If all of the expenses of Class R shares of the fund were reflected, the performance shown would be lower.
The predecessor fund acquired the assets and stated liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund (the RMK fund) on May 15, 2009. In the reorganization, the RMK fund exchanged its assets for shares of the predecessor fund. The performance of Class A, Class C and Class Y shares of the predecessor fund is the performance of the RMK fund’s Class A, Class C and Class I shares prior to the reorganization. The performance of the RMK fund’s Class A and Class C shares prior to the reorganization has been restated to reflect differences in any applicable sales charges (but not differences in expenses). The performance of the

Summary Prospectus
RMK fund’s Class I shares prior to the reorganization has not been restated to reflect any differences in expenses. Morgan Asset Management, Inc. served as the investment adviser to the RMK fund.
The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.
The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.
Annual return Class A shares (%)
(Year ended December 31)

For the period covered by the bar chart:
The highest calendar quarterly return was 30.28% (04/01/2020 to 06/30/2020).
The lowest calendar quarterly return was –21.28% (01/01/2020 to 03/31/2020).

Average annual total return (%)
(for periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					6/30/93
Return before taxes	30.96	16.96	13.91	13.16
Return after taxes on distributions	26.92	14.91	11.97	11.74
Return after taxes on distributions and sale of shares	20.82	13.22	10.98	11.21
Class C	37.83	17.41	13.63	10.42	1/7/02
Class K	39.45	18.78	N/A	15.76	12/31/14
Class R	38.31	17.87	N/A	15.52	6/07/13
Class Y	39.29	18.63	14.94	12.31	6/23/04
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	35.59	18.66	15.04	11.09	6/30/93
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.
Management
Investment adviser	Amundi Asset Management US, Inc.
Portfolio management	Ken Winston (lead portfolio manager), Senior Vice President of Amundi US (portfolio manager of the fund since 2013 and its predecessor fund since 2009); Shaji John, Vice President of Amundi US (portfolio manager of the fund and its predecessor fund since 2013); and David Sobell, Vice President and Senior Equity Analyst of Amundi US (portfolio manager of the fund since April 2016)

Summary Prospectus
Purchase and sale of fund shares
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund in writing or by telephone: Pioneer Funds, P.O. Box 219427, Kansas City, MO 64121-9427, tel. 1-800-225-6292.
Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. Generally, the initial investment for Class K or Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class K or Class Y shares, as applicable. There is no minimum additional investment amount for Class K or Class Y shares. There is no minimum investment amount for Class R shares.
Tax information
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.

Notes

23464-12-0421